Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

25. Subsequent Events

Subsequent events were evaluated through the date the financial statements were issued.

Loans Provided to Particle

On January 28, 2016, the Company’s board of directors authorized to grant short-term unsecured loans to Particle in an aggregate principal amount of up to US$20 million at an interest rate of 4.35% per annum and with a term of twelve months. The Company has granted all of US$20 million loans to Particle as of the date of this annual report. Particle is required to use the proceeds of the loans for its ordinary course working capital requirements.

Short-term Loans

In April 2016, the Group entered into a new loan facility agreement. According to the new facility, the term of the short-term loans of US$20.2 million borrowed in April 2015 was extended for twelve months from the date of its maturity. Concurrent with the extension, the Group obtained additional US$10.0 million short-term loans with maturity of twelve months. As of the date of this annual report, the Group’s short-term loans were US$30.2 million.

Short-term Extension of Cooperation Agreements with Phoenix TV

In November 2009, Fenghuang On-line entered into a cooperation agreement with Phoenix TV (see Note 2(a)), pursuant to the cooperation agreement, Tianying Jiuzhou and Yifeng Lianhe entered into a program content license agreement and a trademark license agreement with Phoenix TV’s subsidiaries, respectively. Considering the significant growth and changes in the Group’s business since execution of these agreements in 2009, the Company and Phoenix TV are working on a new set of agreements to amend and replace the existing agreements and provide the terms of future cooperation. While each of the existing agreements would have expired in March 2016, the Company and Phoenix TV agreed to extend the expiration date of these agreements to May 27, 2016 for more time to finalize the terms of the new agreements.